FINANCIAL INVESTORS TRUST

Rondure New World Fund

Rondure Overseas Fund

(each, a “Fund,” and together, the “Funds”)

SUPPLEMENT DATED OCTOBER 24, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED

AUGUST 31, 2019

The last paragraph under the caption titled “What are the Funds’ Principal Investment Strategies?” for each Fund under the “Classification, Investment Objectives and Policies” section beginning on page 1 of the SAI is hereby deleted and replaced in its entirety with the following:

Rondure New World Fund

The Fund may, from time to time and primarily for risk management purposes, hold either gold bullion or equity securities of issuers principally engaged in the gold industry (including securities of gold mining finance companies, gold mining operating companies, or gold-related investment companies). While neither the Fund’s holdings in gold bullion nor the Fund’s holdings of gold-related securities are, under normal market conditions, expected to exceed 5% of the Fund’s assets, the combination of such gold and gold-related holdings may constitute up to 10% of the Fund’s assets. To the extent the Fund invests in other investment companies, an underlying acquired fund’s investments will be considered for purposes of compliance with the Fund’s 40% investment policy described above. For purposes of the Fund’s 40% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

Rondure Overseas Fund

The Fund may, from time to time and primarily for risk management purposes, hold either gold bullion or equity securities of issuers principally engaged in the gold industry (including securities of gold mining finance companies, gold mining operating companies, or gold-related investment companies). While neither the Fund’s holdings in gold bullion nor the Fund’s holdings of gold-related securities are, under normal market conditions, expected to exceed 5% of the Fund’s assets, the combination of such gold and gold-related holdings may constitute up to 10% of the Fund’s assets. To the extent the Fund invests in other investment companies, an underlying acquired fund’s investments will be considered for purposes of compliance with the Fund’s 80% investment policy described above. For purposes of the Fund’s 80% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

Please retain this supplement for future reference.